Vanguard Managed Payout Fund

Supplement Dated February 28, 2020, to the Prospectus Dated April 26, 2019

The board of trustees of Vanguard Valley Forge Funds (the "Board") has approved the elimination of Vanguard Managed Payout Fund's (the "Fund") monthly payout feature. The Board has also approved changing the Fund's investment objective and principle investment strategy so that they no longer reflect the payout of regular cash distributions. The Fund's investment objective will be to "seek to deliver a targeted-inflation adjusted return through long-term capital appreciation and moderate income." In connection with these changes, the Fund will be renamed Vanguard Managed Allocation Fund.

The Fund is expected to implement the above changes on or about May 21, 2020. The Fund's last scheduled monthly payout is scheduled to occur on or about May 15, 2020. Once these changes have been made, Fund shareholders will no longer receive a monthly payout unless they elect to set up an automatic withdrawal plan.

Also, effective immediately, Fei Xu will replace John Ameriks as co-manager of the Fund.

Prospectus Text Changes

The following replaces John Ameriks under the heading "Investment Advisor" in the Fund Summary Section:

Fei Xu, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since February 2020.

The following replaces John Ameriks under the heading "Investment Advisor" in the More on the Fund section:

Fei Xu, CFA, Portfolio Manager at Vanguard. He has been with Vanguard since 2004, has managed investment portfolios since 2017, and has co-managed the Fund since February 2020. Education: B.S., Peking University; M.S., University of California, Los Angeles; M.B.A., Duke University.

CFA® is a registered trademark owned by CFA Institute.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

PS 1498C 022020

Vanguard® Valley Forge Funds

Supplement Dated February 28, 2020, to the Statement of Additional Information Dated April 26, 2019

Vanguard Managed Payout Fund

The board of trustees of Vanguard Valley Forge Funds (the "Board") has approved the elimination of Vanguard Managed Payout Fund's (the "Fund") monthly payout feature. The Board has also approved changing the Fund's investment objective and principle investment strategy so that they no longer reflect the payout of regular cash distributions. The Fund's investment objective will be to "seek to deliver a targeted-inflation adjusted return through long-term capital appreciation and moderate income." In connection with these changes, the Fund will be renamed Vanguard Managed Allocation Fund.

The Fund is expected to implement the above changes on or about May 21, 2020. The Fund's last scheduled monthly payout is scheduled to occur on or about May 15, 2020. Once these changes have been made, Fund shareholders will no longer receive a monthly payout unless they elect to set up an automatic withdrawal plan.

Also, effective immediately, Fei Xu will replace John Ameriks as co-portfolio manager for the Fund.

Statement of Additional Information Text Changes

All references to John Ameriks as co-manger of the Fund are replaced with Fei Xu.

In the Investment Advisory and Other Services section, the following is added to the third paragraph in the "Other Accounts Managed" sub-section on page B-49:

As of October 31, 2019, Mr. Xu also co-managed 2 other registered investment companies with total assets of $505 million (advisory fees not based on account performance).

Within the same section, the following is added to the second paragraph in the "Ownership of Securities" sub-section on page B-51:

As of October 31, 2019, Mr. Xu owned shares of Vanguard Managed Payout Fund in the range of $10,001 - $50,000.

All other references to John Ameriks are hereby deleted from the Statement of Additional Information.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SAI 002A 022020